UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): September 20, 2005


                              GPS INDUSTRIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


                                     Nevada
                            (State of Incorporation)

               000-30104                                98-0347325
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           (Commission File Number)         (I.R.S. Employer Identification No.)


        #215, 5500 - 152nd Street, Surrey, BC Canada               V3S 5J9
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         (Address of Principal Executive Offices)                (Zip Code)


                                 (604) 576-7442
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01         ENTRY INTO A MATERIAL AGREEMENT

         On September 20, 2005, GPS Industries, Inc. (the "Registrant") entered into a Securities Purchase Agreement (the "Stock Purchase Agreement") with the Purchasers listed on the signature pages thereto providing for the issuance by the Registrant to the Purchasers of up to $3,720,000 of secured convertible notes (the "Notes"). The Notes are convertible into shares of the Registrant's Common Stock at the option of the holder. The conversion price is the lesser of
(i) the Variable Conversion Price (as defined) and (ii) $.10(subject, in each case, to equitable adjustments for stock splits, stock dividends or rights offerings combinations, recapitalization, reclassifications, extraordinary distributions and similar events). The "Variable Conversion Price" means the Applicable Percentage (as defined) multiplied by the Market Price. "Market Price" means the average of the lowest three (3) Trading Prices (as defined) for the Common Stock during the twenty (20) Trading Day period ending one Trading Day prior to the date the conversion notice is sent by the applicable Holder to the Registrant. "Trading Price" means the intraday trading price on the Over-the-Counter Bulletin Board.

         The term of the Notes is three years from the date of issuance. The repayment of the principal amount of the Notes is based on 124% of the subscription amount.

         The Registrant may redeem the Notes upon at least 10 trading days notice in accordance with the following. So long as the Common stock is trading at or below $.15 per share, as such price may be adjusted for stock splits, recapitalizations and similar events (the "Maximum Price") the Registrant has the right to prepay all of the outstanding Notes in an amount in cash (the "Optional Prepayment Amount") equal to (i) 125% (for prepayments occurring within 30 days of the Issue Date), (ii) 130% for prepayments occurring between 31 and 60 days of the Issue Date, or (iii) 135% (for prepayments occurring after the sixtieth 60th day following the Issue Date), multiplied by the sum of the then outstanding principal amount of the applicable Note plus certain other amounts, if any, required to be paid by Registrant as a result of specified defaults under the definitive agreements. If the stock is trading above the Maximum Price, the Registrant may exercise its right to prepay the Notes by paying to the Holders, in addition to the Optional Prepayment Amount, an amount equal to the aggregate number of shares that such Holders would have received upon conversion of the amount of the Note being prepaid multiplied by the difference between the closing price of the Company's Common Stock on the Optional Prepayment Date less the Conversion Price then in effect. In the event that the average daily price of the Common Stock for each day of the month ending on any determination date is below the Initial Market Price, the Registrant may, at its option, prepay a portion of the outstanding principal amount of the Notes equal to 104% of the principal amount hereof divided by 36 plus one month's interest. The term "Initial Market Price" means the volume weighted average price of the Common Stock for the five (5) Trading Days immediately preceding the Closing which is $.08.

         As a condition to the closing the Registrant's President entered into a Guaranty and Pledge agreement (the "Pledge Agreement") pursuant to which he agreed to pledge 6,371,306 shares as collateral. The Notes are also secured by the assets of the Registrant pursuant to a Security Agreement and Intellectual Property Security Agreement.

         In connection with the Notes, the Registrant issued five year warrants (the "Warrants") to purchase an aggregate of 3,000,000 shares of Common Stock. The Warrants have an exercise price of $0.25 per share.

         On September 11, 2005, the Registrant also entered into a Registration Rights Agreement with the investors signatory thereto, which provides that on or prior to 30 days after the closing, of which one occurred on September 20, 2005, the Registrant shall prepare and file with the Securities and Exchange Commission a registration statement ("Registration Statement") covering the resale of all of the Registrable Securities (defined as the shares issuable upon conversion of the Notes and the shares issuable upon exercise of the Warrants). If the registration statement is not filed within 30 days or is, for any reason, not declared effective within 90 days, the Registrant shall pay liquidated damages to the investors.

         Upon filing of the Registration Statement and provided that the Registrant has obtained from Great White Shark Enterprises ("GWSE") an agreement to share ratably with Purchasers GWSE's interest in the 093 patent owned by a subsidiary of the Registrant (the "GWSE Agreement"), the Purchasers are obligated to purchase an additional $930,000 principal amount of Notes and additional warrants to purchase 1,500,000 shares for $750,000, and upon effectiveness of the Registration Statement, an additional $930,000 principal amount of notes and warrants to purchase an additional 1,500,000 shares for an additional purchase price of $750,000.

         It is an event of default under the Notes if the Registrant has not obtained the GWSE Agreement within thirty days of Closing.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         The information included in Items 1.01 and 3.02 of this current report on Form 8-K are incorporated by reference into this Item 2.03 of this current report on Form 8-K.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

         On September 20, 2005, pursuant to the Securities Purchase Agreement, the Registrant sold to the Purchasers, pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 promulgated thereunder, $1,860,000 in aggregate principal amount of Notes and issued Warrants to purchase an aggregate of 3,000,000 shares for an aggregate purchase price of $1,500,000. Lionheart Group, Ocean Avenue Advisors and E.H. Winston Associates and Co. received commissions in the aggregate amount of $150,000.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         Exhibit No. Title

         4.1      Securities Purchase Agreement, dated as of September 20, 2005
         4.2      Registration Rights Agreement, dated as of September 20, 2005
         4.3      Guaranty and Pledge Agreement dated as of April 7, 2005
         4.4      Security Agreement
         4.5      Intellectual Property Security Agreement
         4.6      Form of Callable Secured Convertible Note
         4.7      Form of Warrant issued in connection with the Notes



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated this 23rd day of September, 2005.


                                             By: /s/ Robert C. Silzer, Sr.
                                                     ---------------------------
                                                     Robert C. Silzer, Sr.
                                                     Chief Executive Officer